UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 11, 2009

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

1225 Charleston Road, Mountain View, CA  94043
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

MIPS Technologies, Inc. (the “Company”) recently reviewed the version of the Company’s Amended and Restated By-Laws (“Bylaws”) currently on file with the Securities and Exchange Commission, and determined that there is a clerical error in such Bylaws.  The error appears in the first sentence of Article V, Section 2, which read “The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation.” The correct version of this sentence reads “The Chairman of the Board of Directors may be, but need not be, the Chief Executive Officer of the Corporation.”

The Amended and Restated By-Laws (with the aforementioned correction) are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

3.1	Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: December 17, 2009	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws